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                                   EXHIBIT 23



                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS
                    -----------------------------------------





         As independent public accountants, we hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our reports dated January 21, 1997 included in EG&G, Inc.'s Form 10-K for the fiscal year ended December 29, 1996 and to all references to our Firm included in this Registration Statement.





                                                     /s/ Arthur Andersen LLP
                                                     ---------------------------
                                                     ARTHUR ANDERSEN LLP




Boston, Massachusetts

July 23, 1997